UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐ Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))

☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a -12

GenTek Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(4)	Date filed: March 30, 2009

GENTEK INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

GENTEK INC. 90 EAST HALSEY RD PARSIPPANY, NJ 07054 ATTN: ALISON GARRITT

Stockholder Meeting to be held on 5/14/2009
Proxy Materials Available

•  Notice and Proxy Statement
•  Annual Report
•  Proxy Card (mailed materials only)

PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/30/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com or http://ir.gentek-global.com/proxymaterials.cfm

HOW TO REQUEST A COPYOF MATERIALS
1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	5/14/2009
Meeting Time:	1:30 p.m., EDT
For holders as of:	3/16/09
Meeting Location:
LATHAM & WATKINS, LLP
885 Third Avenue, 12th Floor
New York, NY

How To Vote
Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 13, 2009. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote FOR the listed nominees.

1.	Election of Directors

	1a.	Henry L. Druker

	1b.	Kathleen R. Flaherty

	1c.	John G. Johnson, Jr.

	1d.	John F. McGovern

	1e.	William E. Redmond, Jr.

	1f.	Richard A. Rubin

The Board of Directors recommends a vote FOR the following Proposals.

2.	Ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 2009.

3.	In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

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